Exhibit 99.1

Verano Opens MÜV™ Satellite Beach, Elevating the Company’s Retail Footprint to 72 Florida Dispensaries and 135 Locations Nationwide

●	Located at 106 Florida Highway A1A, MÜV Satellite Beach bolsters the Company’s retail presence in Brevard County, an area with more than 606,000 residents[1]
●	MÜV Satellite Beach joins nearby MÜV dispensaries in Titusville, Merritt Island and West Melbourne
●	Verano’s active operations span 13 states, comprised of 135 dispensaries and 14 cultivation and processing facilities with more than 1 million square feet of cultivation capacity

CHICAGO, October 27, 2023 – Verano Holdings Corp. (NEO: VRNO) (OTCQX: VRNOF) (“Verano” or the “Company”), a leading multi-state cannabis company, today announced the opening of MÜV Satellite Beach on Friday, October 27, the Company’s 72nd Florida dispensary and 135th location nationwide. MÜV Satellite Beach, located on 106 Florida Highway A1A, will be open Monday through Saturday from 9 a.m. to 7 p.m. and Sunday from 11 a.m. to 5 p.m., local time.

Situated in Brevard County which counts more than 606,000 residents1, MÜV Satellite Beach strengthens Verano’s presence along the Atlantic Coast, complementing existing MÜV dispensaries in Titusville, Merritt Island and West Melbourne.

“As we further expand our retail footprint across Florida, we’re thrilled to open a new MÜV dispensary in beautiful Satellite Beach, where we’ll offer patients our extensive variety of high quality cannabis products,” said Joel Noonan, EVP of the Southern Region. “Like the rest of Florida, Satellite Beach continues to experience population growth over the last decade, and we’re excited for MÜV to join this thriving community where our talented and compassionate team will proudly serve area patients for years to come.”

MÜV dispensaries feature online menus for effortless browsing of Verano’s extensive, award-winning product selection spanning an array of categories, including Verano Reserve™, MÜV and Sweet Supply™ flower; Encore™ edibles; On the Rocks™ concentrates and extracts; and Savvy™ flower and extracts. MÜV also offers one-on-one virtual and in-store consultations at no cost to patients and provides patient-centric concierge services via phone, email, web chat and text to address patient questions and inquiries.

For additional convenience and accessibility, patients can visit muvfl.com or the MÜV mobile application - available in the Google Play and Apple App stores - for additional information and to place orders for express in-store pickup.

Product images, logos and b-roll footage are available on the Company Newsroom.

1 Source: U.S. Census

About Verano

Verano Holdings Corp. (NEO: VRNO) (OTCQX: VRNOF), one of the U.S. cannabis industry’s leading companies based on historical revenue, geographic scope and brand performance, is a vertically integrated, multi-state operator embracing a mission of saying Yes to plant progress and the bold exploration of cannabis. Verano offers a superior cannabis shopping experience in medical and adult use markets under the Zen Leaf™ and MÜV™ dispensary banners and produces a comprehensive suite of high-quality, regulated cannabis products sold under its diverse portfolio of trusted consumer brands including Verano™, MÜV™, Savvy™, BITS™, Encore™, and Avexia™. Verano’s active operations span 13 U.S. states, comprised of 14 production facilities with over 1,000,000 square feet of cultivation capacity. Learn more at www.verano.com.

Contacts:

Media

Verano

Grace Bondy

Senior Manager, Communications

Grace.Bondy@verano.com

Investors

Verano

Julianna Paterra, CFA

Vice President, Investor Relations

Julianna.Paterra@verano.com

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking statements are not representative of historical facts or information or current condition, but instead represent only the Company’s beliefs regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Generally, such forward-looking statements can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “budget”, “future”, “scheduled”, “estimates”, “forecasts”, “projects” “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or may contain statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “will continue”, “will occur” or “will be achieved”. Forward-looking statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements of the Company to be materially different from future events, results, performance, and achievements expressed or implied by forward-looking statements herein, including, without limitation, the risk factors described in the Company’s annual report on Form 10-K for the year ended December 31, 2022 filed and subsequent quarterly reports on Form 10-Q for 2023 with the U.S. Securities and Exchange Commission at www.sec.gov. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company does not undertake to update any forward-looking information or forward-looking statements that are contained or referenced herein, except as may be required in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice regarding forward-looking information and statements.

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